UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 17, 2021

(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NY	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to 2017 Credit Facility

On September 17, 2021, Paychex of New York LLC, a Delaware limited liability company (“PoNY”) and Paychex, Inc., a Delaware corporation (the “Parent”), entered into an amendment (the “2017 Amendment”) to the $500 million, five-year, unsecured, revolving credit facility established on August 17, 2017 (the “2017 Credit Facility”) in favor of PoNY as borrower by a syndicate of lenders for which JPMorgan Chase Bank, N.A. acts as Administrative Agent.

The 2017 Amendment, among other things, (a) increases the aggregate amount of principal available under the 2017 Credit Facility from up to $500 million to up to $750 million, (b) extends the maturity date of the 2017 Credit Facility from August 17, 2022 to September 17, 2026 and provides PoNY with the right thereafter to request annually that the maturity date be further extended for an additional year (for up to a total of two (2) additional years), (c) amends the interest rate provisions under the 2017 Credit Facility to address for the upcoming “phase out” of the use of the London Interbank Offered Rate (“LIBOR”), and (d) provides that at any time prior to September 17, 2023, PoNY may request that the 2017 Credit Facility be further amended to include certain specified environmental, social and governance targets of the Parent and its Subsidiaries, together with corresponding pricing incentives with respect to the achievement of such targets, to be mutually agreed by the requisite parties thereto.

The other terms of the 2017 Credit Facility are substantially similar to the original terms, including customary covenants which, among other things, include certain restrictions on the Parent and certain of its Subsidiaries’ (including PoNY) ability to borrow, to grant liens or other encumbrances, to enter into sale and leaseback transactions and to enter into consolidations, mergers and transfers of all or substantially all of their respective assets.

The lenders under the 2017 Credit Facility, and their respective affiliates, have performed, and may in the future perform for the Parent and PoNY, various commercial banking, investment banking, underwriting, and other financial advisory services, for which they have received, and will continue to receive in the future, customary fees and expenses.

Terms used herein and not otherwise defined have the meanings given to them in the credit agreement which evidences the 2017 Credit Facility. The foregoing description of the terms and conditions of the 2017 Credit Facility do not purport to be complete and are qualified in their entirety by reference to the full text of the 2017 Credit Facility filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Amendment to 2019 Credit Facility

On September 17, 2021, PoNY and the Parent entered into an amendment (the “2019 Amendment”) to the $1.0 billion, five-year, unsecured, revolving credit facility established on July 31, 2019 (the “2019 Credit Facility”) in favor of PoNY as borrower by a syndicate of lenders for which JPMorgan Chase Bank, N.A. acts as Administrative Agent.

The 2019 Amendment, among other things, (a) amends the interest rate provisions under the 2019 Credit Facility to address for the upcoming “phase out” of the use of LIBOR, and (b) provides that at any time prior to September 17, 2023, PoNY may request that the 2019 Credit Facility be further amended to include certain specified environmental, social and governance targets of the Parent and its Subsidiaries, together with corresponding pricing incentives with respect to the achievement of such targets, to be mutually agreed by the requisite parties thereto.

The other terms of the 2019 Credit Facility are substantially similar to the original terms, including customary covenants which, among other things, include certain restrictions on the Parent and certain of its Subsidiaries’ (including PoNY) ability to borrow, to grant liens or other encumbrances, to enter into sale and leaseback transactions and to enter into consolidations, mergers and transfers of all or substantially all of their respective assets.

The lenders under the 2019 Credit Facility, and their respective affiliates, have performed, and may in the future perform for PoNY and the Parent, various commercial banking, investment banking, underwriting, and other financial advisory services, for which they have received, and will continue to receive in the future, customary fees and expenses.

Terms used herein and not otherwise defined have the meanings given to them in the credit agreement which evidences the 2019 Credit Facility. The foregoing description of the terms and conditions of the 2019 Credit Facility do not purport to be complete and are qualified in their entirety by reference to the full text of the 2019 Credit Facility filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Description

Exhibit 10.1 Exhibit 10.2

Amendment No. 3 to 2017 Credit Agreement, dated as of September 17, 2021, by and among PoNY, the Parent, the lender parties thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and others.

Amendment No. 1 to 2019 Credit Agreement, dated as of September 17, 2021, by and among PoNY, the Parent, the lender parties thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and others.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date:	September 17, 2021	/s/ Martin Mucci
Martin Mucci
President and Chief Executive Officer

Date:	September 17, 2021	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President, Chief Financial Officer, and Treasurer